Exhibit 99
OFG Bancorp Reports 3Q24 Results
SAN JUAN, Puerto Rico, October 16, 2024 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the third quarter ended September 30, 2024. EPS diluted of $1.00 compared to $1.08 in 2Q24 and $0.95 in 3Q23. Total core revenues of $174.1 million compared to $179.4 million in 2Q24 and $172.2 million in 3Q23.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “The third quarter was another solid quarter of performance with EPS-diluted up 5.3% year-over-year on a 1.1% increase in total core revenues. We continued to produce consistent, core operating results, and digital adoption of our new and upgraded products, services, and self-service tools keeps steadily growing. Today we celebrate our 60th anniversary in business by renewing our commitment to bring progress to our customers, employees, shareholders, and the communities we serve. Thanks to all our team members for always being more than ready to help our customers today and tomorrow.”
3Q24 Highlights
Performance Metrics: Net interest margin of 5.43%, return on average assets of 1.66%, return on average tangible common stockholders’ equity of 15.94%, and efficiency ratio of 52.60%.
Total Interest Income of $189.0 million compared to $187.7 million in 2Q24 and $165.7 million in 3Q23. Compared to 2Q24, 3Q24 increased $1.4 million, primarily reflecting higher balances of investment securities and yields, higher balances of loans, and the absence of a $2.1 million loan recovery in 2Q24.
Total Interest Expense of $41.2 million compared to $40.3 million in 2Q24 and $23.9 million in 3Q23. Compared to 2Q24, 3Q24 increased $0.8 million, reflecting higher average balances of higher-cost borrowings and brokered deposits and slightly reduced average core deposit balances and cost.
Total Banking & Financial Service Revenues of $26.3 million compared to $32.1 million in 2Q24 and $30.4 million in 3Q23. 3Q24 primarily reflected $2.7 million in reduced interchange fees due to the Durbin Amendment, $2.1 million reduced MSR valuation due to lower long-term rates, and $0.3 million revenue from the acquisition in late August of a $1.7 billion Puerto Rico residential mortgage servicing portfolio.
Pre-Provision Net Revenues of $83.1 million compared to $86.8 million in 2Q24 and $82.3 million in 3Q23.
Total Provision for Credit Losses of $21.4 million compared to $15.6 million in 2Q24 and $16.4 million in 3Q23. 3Q24 primarily reflected $18.7 million for increased loan volume; $5.2 million related to the annual update of auto risk drivers and consumer loan loss factors, and the extension of cash flows in a PR commercial loan up for renewal; and a $2.7 million reserve release mainly due to an improved U.S. macroeconomic perspective.

Credit Quality: Net charge-offs of $17.1 million (0.90% of average loans) compared to $15.0 million (0.79%) in 2Q24 and $18.8 million (1.05%) in 3Q23. 3Q24 early and total delinquency rates were 2.78% and 4.10%, respectively. The nonperforming loan rate was 1.11%. The 3Q24 total delinquency rate increased sequentially due to booking of the GNMA buy-back option program related to the previously mentioned mortgage servicing portfolio acquisition.
Total Non-Interest Expense of $91.6 million compared to $93.0 million in 2Q24 and $90.2 million in 3Q23. 3Q24 included a $2.3 million credit and debit card processing business contract renewal rebate and $1.3 million in expenses related to sales of repossessed assets.
Effective Tax Rate of 23.9% compared to 28.2% in 2Q24 and 31.9% in 3Q23. Lower 3Q24 ETR reflected an estimated 2024 ETR of 26.8% due to higher forecasted business activities with preferential tax treatment under the Puerto Rico tax code, coupled with discrete benefits of $3.1 million mainly related to stock vested in 1Q24 and tax credit purchases.
Loans Held for Investment (EOP) of $7.75 billion compared to $7.64 billion in 2Q24 and $7.26 billion in 3Q23. Compared to 2Q24, 3Q24 increased 1.5%, reflecting growth in Puerto Rico and U.S. commercial loans and Puerto Rico auto and consumer loans, and regular paydowns and securitization of residential mortgages. Year over year, 3Q24 loans increased 6.7%.
New Loan Production of $572.2 million compared to $589.0 million in 2Q24 and $567.5 million in 3Q23. Compared to 2Q24, 3Q24 production reflected increases in U.S. commercial and Puerto Rico consumer lending, and decreases in Puerto Rico commercial and auto lending.
Total Investments (EOP) of $2.61 billion compared to $2.48 billion in 2Q24 and $2.07 billion in 3Q23.
Customer Deposits (EOP) of $9.53 billion compared to $9.60 billion in 2Q24 and $8.54 billion in 3Q23. Compared to 2Q24, 3Q24 reflected increases in savings and time deposits, and lower demand deposits.
Total Borrowings & Brokered Deposits (EOP) of $346.5 million compared to $201.2 million in 2Q24 and $454.4 million in 3Q23.
Cash & Cash Equivalents (EOP) of $680.6 million compared to $740.4 million in 2Q24 and $532.7 million in 3Q23.
Capital: CET1 ratio was 14.37% compared to 14.29% in 2Q24 and 14.06% in 3Q23. The Tangible Common Equity ratio was 10.72% compared to 10.09% in 2Q24 and 9.74% in 3Q23. Tangible Book Value per share increased to $26.15 compared to $24.18 in 2Q24 and $21.01 in 3Q23.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 3Q24 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 225-9448 or (203) 518-9708. Conference ID: OFGQ324. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2024, and the 3Q24 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 60th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2024 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2024		2024	2024	2023	2023
(Dollars in thousands, except per share data) (unaudited)		Q3		Q2	Q1	Q4	Q3
Statement of Operations
Net interest income		$147,875		$147,325	$144,102	$143,542	$141,787
Non-interest income, net (core)	(1)	26,271	(a)	32,085	30,059	32,061	30,404
Total core revenues	(2)	174,146	(a)	179,410	174,161	175,603	172,191
Non-interest expense		91,600		92,960	91,412	94,099	90,158
Pre-provision net revenues	(21)	83,143		86,841	83,038	88,151	82,328
Total provision for credit losses		21,359		15,581	15,121	19,719	16,430
Net income before income taxes		61,784		71,260	67,917	68,432	65,898
Income tax expense		14,784		20,129	18,225	21,835	21,025
Net income available to common stockholders		47,000		51,131	49,692	46,597	44,873
Common Share Statistics
Earnings per common share - basic	(3)	$1.01		$1.09	$1.06	$0.99	$0.95
Earnings per common share - diluted	(4)	$1.00		$1.08	$1.05	$0.98	$0.95
Average common shares outstanding		46,560		46,952	47,096	47,061	47,114
Average common shares outstanding and equivalents		46,846		47,131	47,343	47,386	47,392
Cash dividends per common share		$0.25		$0.25	$0.25	$0.22	$0.22
Book value per common share (period end)		$28.31		$26.37	$25.75	$25.36	$23.28
Tangible book value per common share (period end)	(5)	$26.15		$24.18	$23.55	$23.13	$21.01
Balance Sheet (Average Balances)
Loans	(6)	$7,634,511		$7,612,407	$7,541,757	$7,417,084	$7,191,243
Interest-earning assets		10,837,380		10,758,623	10,739,590	10,129,061	9,702,167
Total assets		11,347,795		11,233,202	11,199,867	10,588,584	10,180,931
Core deposits		9,588,752		9,599,842	9,532,790	8,691,516	8,621,652
Total deposits		9,609,820		9,601,408	9,591,527	8,834,234	8,624,052
Interest-bearing deposits		7,042,467		7,023,192	7,055,207	6,282,916	6,042,165
Borrowings		241,062		219,903	220,773	459,315	263,981
Stockholders' equity		1,280,760		1,223,669	1,213,469	1,128,747	1,127,602
Performance Metrics
Net interest margin	(7)	5.43%		5.51%	5.40%	5.62%	5.80%
Return on average assets	(8)	1.66%		1.82%	1.77%	1.76%	1.76%
Return on average tangible common stockholders' equity	(9)	15.94%		18.24%	17.92%	18.22%	17.59%
Efficiency ratio	(10)	52.60%		51.81%	52.49%	53.59%	52.36%
Full-time equivalent employees, period end		2,236		2,239	2,230	2,248	2,264
Credit Quality Metrics
Allowance for credit losses		$161,500		$157,301	$156,563	$161,106	$157,529
Allowance as a % of loans held for investment		2.08%		2.06%	2.08%	2.14%	2.17%
Net charge-offs		$17,103		$15,013	$19,812	$16,282	$18,836
Net charge-off rate	(11)	0.90%		0.79%	1.05%	0.88%	1.05%
Early delinquency rate (30 - 89 days past due)		2.78%		2.81%	2.41%	2.76%	2.75%
Total delinquency rate (30 days and over)		4.10%	(b)	3.71%	3.30%	3.76%	3.78%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		11.12%		10.86%	10.76%	11.03%	11.03%
Common equity Tier 1 capital ratio		14.37%		14.29%	14.45%	14.12%	14.06%
Tier 1 risk-based capital ratio		14.37%		14.29%	14.45%	14.12%	14.06%
Total risk-based capital ratio		15.63%		15.54%	15.71%	15.37%	15.31%
Tangible common equity ("TCE") ratio		10.72%		10.09%	10.06%	9.68%	9.74%

(a)During 3Q 2024, the Durbin Amendment became applicable to the Company as a result of crossing the $10 billion asset threshold in December 31, 2023, reducing debit card interchange fees in the quarter by $2.7 million.
(b)During 3Q 2024, the Company acquired the servicing rights of a $1.7 billion mortgage loan portfolio being subserviced. At September 30, 2024, the fair value of its servicing rights of $21.5 million was included as servicing asset. Defaulted loans under the GNMA buy-back option program corresponding to this servicing portfolio and reported as delinquent loans, along with its corresponding liability, amounted to $24.2 million.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2024		2023
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$439,302		$417,328
Non-interest income, net (core)	(1)	88,415	(a)	89,794
Total core revenues	(2)	527,717	(a)	507,122
Non-interest expense		275,972		269,266
Pre-provision net revenues	(21)	253,022		237,735
Total provision for credit losses		52,061		40,919
Net income before income taxes		200,961		196,816
Income tax expense		53,138		61,541
Net income available to common stockholders		147,823		135,275
Common Share Statistics
Earnings per common share - basic	(3)	$3.15		$2.86
Earnings per common share - diluted	(4)	$3.14		$2.84
Average common shares outstanding		46,868		47,325
Average common shares outstanding and equivalents		47,111		47,605
Cash dividends per common share		$0.75		$0.66
Book value per common share (period end)		$28.31		$23.28
Tangible book value per common share (period end)	(5)	$26.15		$21.01
Balance Sheet (Average Balances)
Loans	(6)	$7,596,365		$7,021,456
Interest-earning assets		10,778,878		9,539,389
Total assets		11,259,969		10,035,121
Core deposits		9,573,850		8,582,642
Total deposits		9,600,952		8,586,823
Interest-bearing deposits		7,040,298		5,983,088
Borrowings		227,296		185,534
Stockholders' equity		1,239,451		1,104,911
Performance Metrics
Net interest margin	(7)	5.44%		5.85%
Return on average assets	(8)	1.75%		1.80%
Return on average tangible common stockholders' equity	(9)	17.34%		18.11%
Efficiency ratio	(10)	52.30%		53.10%
Full-time equivalent employees, period end		2,236		2,264
Credit Quality Metrics
Allowance for credit losses		$161,500		$157,529
Allowance as a % of loans held for investment		2.08%		2.17%
Net charge-offs		$51,928		$35,562
Net charge-off rate	(11)	0.91%		0.68%
Early delinquency rate (30 - 89 days past due)		2.78%		2.75%
Total delinquency rate (30 days and over)		4.10%	(b)	3.78%
(a)Refer to “(a)” in Table 1-1.
(b)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	September 30, 2024		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Interest income:
Loans
Non-PCD loans	$139,358		$137,741	$132,972	$131,167	$124,847
PCD loans	15,052		16,516	16,622	17,609	17,292
Total interest income from loans	154,410		154,257	149,594	148,776	142,139
Investment securities and cash	34,620		33,401	33,832	27,423	23,569
Total interest income	189,030		187,658	183,426	176,199	165,708
Interest expense:
Deposits
Core deposits	38,123		37,791	35,989	24,753	20,787
Brokered deposits	221		21	803	1,980	32
Total deposits	38,344		37,812	36,792	26,733	20,819
Borrowings	2,811		2,521	2,532	5,924	3,102
Total interest expense	41,155		40,333	39,324	32,657	23,921
Net interest income	147,875		147,325	144,102	143,542	141,787
Provision for credit losses, excluding PCD loans	21,070		16,913	16,605	20,681	16,648
Provision for (recapture of) credit losses on PCD loans	289		(1,332)	(1,484)	(962)	(218)
Total provision for credit losses	21,359		15,581	15,121	19,719	16,430
Net interest income after provision for credit losses	126,516		131,744	128,981	123,823	125,357
Non-interest income:
Banking service revenues	15,554	(a)	18,781	17,259	17,822	17,303
Wealth management revenues	8,449		8,440	8,107	9,985	7,691
Mortgage banking activities	2,268		4,864	4,693	4,254	5,410
Total banking and financial service revenues	26,271		32,085	30,059	32,061	30,404
Other income, net	597		391	289	6,647	295
Total non-interest income, net	26,868		32,476	30,348	38,708	30,699
Non-interest expense:
Compensation and employee benefits	38,468		38,467	39,816	41,418	38,095
Occupancy, equipment and infrastructure costs	15,124		14,393	14,322	15,729	14,887
General and administrative expenses	36,736		40,831	36,606	35,803	37,203
Foreclosed real estate and other repossessed assets expenses (income), net	1,272		(731)	668	1,149	(27)
Total non-interest expense	91,600		92,960	91,412	94,099	90,158
Income before income taxes	61,784		71,260	67,917	68,432	65,898
Income tax expense	14,784		20,129	18,225	21,835	21,025
Net income available to common shareholders	$47,000		$51,131	$49,692	$46,597	$44,873
(a)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Nine-month period ended
	September 30, 2024		September 30, 2023
Interest income:
Loans
Non-PCD loans	$410,071		$350,876
PCD loans	48,190		55,092
Total interest income from loans	458,261		405,968
Investment securities and cash	101,853		66,713
Total interest income	560,114		472,681
Interest expense:
Deposits
Core deposits	111,903		49,192
Brokered deposits	1,045		40
Total deposits	112,948		49,232
Borrowings	7,864		6,121
Total interest expense	120,812		55,353
Net interest income	439,302		417,328
Provision for credit losses, excluding PCD loans	54,588		44,034
Recapture of credit losses on PCD loans	(2,527)		(3,115)
Total provision for credit losses	52,061		40,919
Net interest income after provision for credit losses	387,241		376,409
Non-interest income:
Banking service revenues	51,594	(a)	52,256
Wealth management revenues	24,996		23,005
Mortgage banking activities	11,825		14,533
Total banking and financial service revenues	88,415		89,794
Other income (loss), net	1,277		(121)
Total non-interest income, net	89,692		89,673
Non-interest expense:
Compensation and employee benefits	116,751		114,409
Occupancy, equipment and infrastructure costs	43,839		43,506
General and administrative expenses	114,173		112,905
Foreclosed real estate and other repossessed assets expenses (income), net	1,209		(1,554)
Total non-interest expense	275,972		269,266
Income before income taxes	200,961		196,816
Income tax expense	53,138		61,541
Net income available to common shareholders	$147,823		$135,275
(a)Refer to “(a)” in Table 1-1.
(a)Refer to “(a)” in Table 2-1.
(b)Refer to “(b)” in Table 2-1.
(c)Refer to “(c)” in Table 2-1.
(d)Refer to “(d)” in Table 2-1. During the year ended December 31, 2023, salaries increased by $6.7 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		September 30, 2024		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Cash and cash equivalents		$680,587		$740,429	$754,392	$748,173	$532,699
Investments:
Trading securities		18		16	14	13	14
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,228,399		1,895,067	1,746,195	1,801,849	1,511,779
US treasury securities		1,136		200,658	150,915	296,799	739
Other investment securities		567		581	597	616	635
Total investment securities available-for-sale		2,230,102		2,096,306	1,897,707	2,099,264	1,513,153
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		297,713		303,621	309,764	314,710	320,249
US treasury securities		—		—	199,727	199,314	198,896
Other investment securities		35,000		35,000	35,000	35,000	—
Total investment securities held-to-maturity		332,713		338,621	544,491	549,024	519,145
Equity securities		45,692		41,074	40,162	38,469	42,162
Total investments		2,608,525		2,476,017	2,482,374	2,686,770	2,074,474
Loans, net		7,604,700	(a)	7,503,142	7,411,378	7,401,618	7,130,052
Other assets:
Prepaid expenses		98,755		88,137	61,916	62,858	67,191
Deferred tax asset, net		4,130		4,094	4,379	4,923	11,121
Foreclosed real estate and repossessed properties		11,388		12,239	17,694	14,812	13,987
Premises and equipment, net		105,279		104,384	104,980	104,102	103,040
Goodwill		84,241		84,241	84,241	84,241	84,241
Other intangibles		16,260		17,738	19,216	20,694	22,419
Right of use assets		20,355		20,298	21,606	21,725	20,011
Servicing asset		68,512	(a)	49,789	49,553	49,520	50,601
Accounts receivable and other assets		158,650		158,577	147,506	145,017	147,302
Total assets		$11,461,382		$11,259,085	$11,159,235	$11,344,453	$10,257,138
Deposits:
Demand deposits		$5,859,787		$6,017,364	$6,036,891	$6,050,428	$4,894,958
Savings accounts		2,019,832		2,002,342	2,001,770	2,088,102	2,216,162
Time deposits		1,653,402		1,585,126	1,507,037	1,461,459	1,427,497
Brokered deposits		75,631		418	2,576	162,180	2,936
Total deposits		9,608,652		9,605,250	9,548,274	9,762,169	8,541,553
Borrowings:
Securities sold under agreements to repurchase		—		—	—	—	150,701
Advances from FHLB and other borrowings		270,827		200,741	200,766	200,770	300,774
Total borrowings		270,827		200,741	200,766	200,770	451,475
Other liabilities:
Acceptances outstanding		26,055		28,504	25,826	25,576	30,984
Lease liability		22,604		22,605	23,969	24,029	22,269
GNMA buy-back option program liability	(22)	41,801	(a)	19,008	18,510	19,401	18,227
Deferred tax liability, net		57,503		33,873	22,876	22,444	—
Accrued expenses and other liabilities		115,808		121,402	103,361	96,584	97,167
Total liabilities		10,143,250		10,031,383	9,943,582	10,150,973	9,161,675
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		639,487		637,895	636,208	638,667	637,389
Legal surplus		164,990		160,560	155,732	150,967	146,774
Retained earnings		737,815		706,807	672,455	639,324	607,466
Treasury stock, at cost		(251,055)		(250,951)	(226,896)	(228,350)	(228,374)
Accumulated other comprehensive loss, net		(32,990)		(86,494)	(81,731)	(67,013)	(127,677)
Total stockholders' equity		1,318,132		1,227,702	1,215,653	1,193,480	1,095,463
Total liabilities and stockholders' equity		$11,461,382		$11,259,085	$11,159,235	$11,344,453	$10,257,138

(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		September 30, 2024		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$577,320		$581,023	$591,429	$609,846	$630,187
Mortgage GNMA buy-back option program	(22)	41,801	(a)	19,008	18,510	19,401	18,227
Commercial PR		2,318,964		2,291,753	2,178,748	2,186,228	1,985,535
Commercial US		680,388		662,026	740,665	755,228	707,593
Consumer		663,748		643,572	627,436	619,894	612,623
Auto		2,483,611		2,427,089	2,339,836	2,272,530	2,208,993
		6,765,832		6,624,471	6,496,624	6,463,127	6,163,158
Less: Allowance for credit losses		(155,133)		(150,849)	(148,767)	(152,610)	(148,210)
Total non-PCD loans held for investment, net		6,610,699		6,473,622	6,347,857	6,310,517	6,014,948

PCD:
Mortgage		864,491		885,096	909,106	933,362	955,596
Commercial PR		119,029		128,584	132,035	135,447	139,857
Consumer		560		605	544	552	572
Auto		664		951	1,358	1,891	2,552
		984,744		1,015,236	1,043,043	1,071,252	1,098,577
Less: Allowance for credit losses		(6,367)		(6,452)	(7,796)	(8,496)	(9,319)
Total PCD loans held for investment, net		978,377		1,008,784	1,035,247	1,062,756	1,089,258
Total loans held for investment		7,589,076		7,482,406	7,383,104	7,373,273	7,104,206
Mortgage loans held for sale		10,908		8,375	9,370	—	564
Other loans held for sale		4,716		12,361	18,904	28,345	25,282
Total loans, net		$7,604,700		$7,503,142	$7,411,378	$7,401,618	$7,130,052

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,441,811		$1,466,119	$1,500,535	$1,543,208	$1,585,783
Mortgage GNMA buy-back option program	(22)	41,801	(a)	19,008	18,510	19,401	18,227
Commercial PR		2,437,993		2,420,337	2,310,783	2,321,675	2,125,392
Commercial US		680,388		662,026	740,665	755,228	707,593
Consumer		664,308		644,177	627,980	620,446	613,195
Auto		2,484,275		2,428,040	2,341,194	2,274,421	2,211,545
		7,750,576		7,639,707	7,539,667	7,534,379	7,261,735
Less: Allowance for credit losses		(161,500)		(157,301)	(156,563)	(161,106)	(157,529)
Total loans held for investment, net		7,589,076		7,482,406	7,383,104	7,373,273	7,104,206
Mortgage loans held for sale		10,908		8,375	9,370	—	564
Other loans held for sale		4,716		12,361	18,904	28,345	25,282
Total loans, net		$7,604,700		$7,503,142	$7,411,378	$7,401,618	$7,130,052
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Nine-month period ended
(Dollars in thousands) (unaudited)		September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Loan production	(13)
Mortgage		$37,091	$38,501	$32,180	$33,332	$33,346	$107,772	$99,622
Commercial PR		149,856	192,122	186,412	285,517	150,105	528,390	464,151
Commercial US		67,133	27,402	17,106	57,442	70,311	111,641	306,202
Consumer		86,575	80,348	68,591	63,785	76,465	235,514	249,811
Auto		231,573	250,638	232,314	223,780	237,290	714,525	695,898
Total		$572,228	$589,011	$536,603	$663,856	$567,517	$1,697,842	$1,815,684

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q3			2024 Q2			2024 Q1			2023 Q4			2023 Q3
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$630,836	$8,362	5.27%	$656,728	$8,735	5.35%	$600,291	$7,996	5.36%	$517,025	$6,906	5.30%	$680,864	$9,025	5.26%
Investment securities	2,572,033	26,258	4.08%	2,489,488	24,666	3.96%	2,597,542	25,836	3.98%	2,194,952	20,517	3.74%	1,830,060	14,544	3.18%
Loans held for investment
Non-PCD loans	6,634,043	139,358	8.36%	6,576,634	137,741	8.42%	6,476,048	132,972	8.26%	6,320,321	131,167	8.23%	6,065,822	124,847	8.17%
PCD loans	1,000,468	15,052	6.02%	1,035,773	16,516	6.38%	1,065,709	16,622	6.24%	1,096,763	17,609	6.42%	1,125,421	17,292	6.15%
Total loans	7,634,511	154,410	8.05%	7,612,407	154,257	8.15%	7,541,757	149,594	7.98%	7,417,084	148,776	7.96%	7,191,243	142,139	7.84%
Total interest-earning assets	$10,837,380	$189,030	6.94%	$10,758,623	$187,658	7.02%	$10,739,590	$183,426	6.87%	$10,129,061	$176,199	6.90%	$9,702,167	$165,708	6.78%

Interest bearing liabilities:
Deposits
NOW accounts	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%
Savings accounts	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%
Time deposits	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%
Brokered deposits	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%
	7,042,467	37,213	2.10%	7,023,192	36,681	2.10%	7,055,207	35,660	2.03%	6,282,916	25,412	1.60%	6,042,165	19,498	1.28%
Non-interest bearing deposit accounts	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—
Fair value premium and core deposit intangible amortization	—	1,131	—	—	1,131	—	—	1,132	—	—	1,321	—	—	1,321	—
Total deposits	9,609,820	38,344	1.59%	9,601,408	37,812	1.58%	9,591,527	36,792	1.54%	8,834,234	26,733	1.20%	8,624,052	20,819	0.96%
Borrowings
Securities sold under agreements to repurchase	—	—	—%	—	—	—%	—	—	—%	183,858	2,578	5.56%	52,365	728	5.52%
Advances from FHLB and other borrowings	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%	275,457	3,346	4.82%	211,616	2,374	4.45%
Total borrowings	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%	459,315	5,924	5.12%	263,981	3,102	4.66%
Total interest-bearing liabilities	$9,850,882	$41,155	1.66%	$9,821,311	$40,333	1.65%	$9,812,300	$39,324	1.61%	$9,293,549	$32,657	1.39%	$8,888,033	$23,921	1.07%
Interest rate spread		$147,875	5.28%		$147,325	5.36%		$144,102	5.26%		$143,542	5.51%		$141,787	5.71%
Net interest margin			5.43%			5.51%			5.40%			5.62%			5.80%

Core deposits: (Non-GAAP)
NOW accounts	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%
Savings accounts	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%
Time deposits	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%
	7,021,399	36,992	2.10%	7,021,626	36,660	2.10%	6,996,470	34,857	2.00%	6,140,198	23,432	1.51%	6,039,765	19,466	1.28%
Non-interest bearing deposit accounts	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—
Total core deposits	$9,588,752	$36,992	1.53%	$9,599,842	$36,660	1.54%	$9,532,790	$34,857	1.47%	$8,691,516	$23,432	1.07%	$8,621,652	$19,466	0.90%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$241,062	$2,811	4.64%	$219,903	$2,521	4.61%	$220,773	$2,532	4.61%	$459,315	$5,924	5.12%	$263,981	$3,102	4.66%
Brokered deposits	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%
Total borrowings and brokered deposits	$262,130	$3,032	4.60%	$221,469	$2,542	4.62%	$279,510	$3,335	4.80%	$602,033	$7,904	5.21%	$266,381	$3,134	4.67%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2024 YTD				2023 YTD
(Dollars in thousands) (unaudited)	Average Balance		Interest Income/ Expense	Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate

Interest earning assets:
Cash equivalents	$629,423		$25,093	5.33%	$662,813		$24,499		4.94%
Investment securities	2,553,090		76,760	4.01%	1,855,120		42,214		3.03%
Loans held for investment
Non-PCD loans	6,562,504		410,071	8.35%	5,860,662		350,876		8.00%
PCD loans	1,033,861		48,190	6.21%	1,160,794		55,092		6.33%
Total loans	7,596,365		458,261	8.06%	7,021,456		405,968		7.73%
Total interest-earning assets	$10,778,878		$560,114	6.94%	$9,539,389		$472,681		6.62%

Interest bearing liabilities:
Deposits
NOW accounts	$3,438,649		$61,490	2.39%	$2,466,113		$16,160		0.88%
Savings accounts	2,024,127		13,782	0.91%	2,238,866		12,742		0.76%
Time deposits	1,550,420		33,235	2.86%	1,273,928		16,328		1.71%
Brokered deposits	27,102		1,045	5.15%	4,181		40		1.27%
	7,040,298		109,552	2.08%	5,983,088		45,270		1.01%
Non-interest bearing deposit accounts	2,560,654		—	—%	2,603,735		—		—%
Fair value premium and core deposit intangible amortization	—		3,396	—	—		3,962		—
Total deposits	9,600,952		112,948	1.57%	8,586,823		49,232		0.77%
Borrowings
Securities sold under agreements to repurchase	—		—	—%	17,647		728		5.52%
Advances from FHLB and other borrowings	227,296		7,864	4.62%	167,887		5,393		4.29%
Total borrowings	227,296		7,864	4.62%	185,534		6,121		4.41%
Total interest-bearing liabilities	$9,828,248		$120,812	1.64%	$8,772,357		$55,353		0.84%
Interest rate spread			$439,302	5.30%			$417,328		5.78%
Net interest margin				5.44%					5.85%

Core deposits: (Non-GAAP)
NOW accounts	$3,438,649		$61,490	2.39%	$2,466,113		$16,160		0.88%
Savings accounts	2,024,127		13,782	0.91%	2,238,866		12,742		0.76%
Time deposits	1,550,420		33,235	2.86%	1,273,928		16,328		1.71%
	7,013,196		108,507	2.07%	5,978,907		45,230		1.01%
Non-interest bearing deposit accounts	2,560,654		—	—%	2,603,735		—		—%
Total core deposits	$9,573,850		$108,507	1.51%	$8,582,642		$45,230		0.70%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$227,296		$7,864	4.62%	$185,534		$6,121		4.41%
Brokered deposits	27,102		1,045	5.15%	4,181		40		1.27%
Total borrowings and brokered deposits	$254,398	279,510	$8,909	4.68%	$189,715	150,746	$6,161	3,027	4.34%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2024	2024	2024	2023	2023
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$37	$1	$64	$150	$218
Recoveries	(72)	(540)	(267)	(483)	(185)
Total mortgage	(35)	(539)	(203)	(333)	33
Commercial PR:
Charge-offs	139	160	3,567	377	1,404
Recoveries	(1,455)	(111)	(52)	(114)	(156)
Total commercial PR	(1,316)	49	3,515	263	1,248
Commercial US:
Charge-offs	—	1,574	1,749	689	6,850
Recoveries	(24)	(45)	—	(23)	(18)
Total commercial US	(24)	1,529	1,749	666	6,832
Consumer:
Charge-offs	8,863	8,180	7,981	6,799	5,894
Recoveries	(830)	(851)	(693)	(650)	(655)
Total consumer	8,033	7,329	7,288	6,149	5,239
Auto:
Charge-offs	16,371	12,559	14,218	14,658	10,458
Recoveries	(6,300)	(5,926)	(5,971)	(4,982)	(5,193)
Total auto	10,071	6,633	8,247	9,676	5,265
Total	$16,729	$15,001	$20,596	$16,421	$18,617

PCD
Mortgage:
Charge-offs	$66	$29	$83	$94	$148
Recoveries	(250)	(93)	(638)	(111)	(80)
Total mortgage	(184)	(64)	(555)	(17)	68
Commercial PR:
Charge-offs	663	265	—	—	690
Recoveries	(70)	(158)	(157)	(315)	(494)
Total commercial PR	593	107	(157)	(315)	196
Consumer:
Charge-offs	—	—	—	244	39
Recoveries	(19)	(7)	(23)	(19)	(23)
Total consumer	(19)	(7)	(23)	225	16
Auto:
Charge-offs	9	6	9	12	37
Recoveries	(25)	(30)	(58)	(44)	(98)
Total auto	(16)	(24)	(49)	(32)	(61)
Total	$374	$12	$(784)	$(139)	$219

Total Net Charge-offs	$17,103	$15,013	$19,812	$16,282	$18,836
Net Charge-off Rates
Mortgage	-0.06%	-0.16%	-0.20%	-0.09%	0.03%
Commercial PR	-0.12%	0.03%	0.58%	-0.01%	0.27%
Commercial US	-0.01%	0.85%	0.92%	0.36%	3.96%
Consumer	4.70%	4.42%	4.45%	3.95%	3.33%
Auto	1.64%	1.11%	1.42%	1.72%	0.96%
Total	0.90%	0.79%	1.05%	0.88%	1.05%
Average Loans Held For Investment
Mortgage	$1,446,855	$1,479,583	$1,511,281	$1,562,135	$1,576,637
Commercial PR	2,393,891	2,363,831	2,312,561	2,230,342	2,122,169
Commercial US	658,908	716,989	756,409	736,640	690,105
Consumer	681,391	663,315	652,843	644,834	630,492
Auto	2,453,466	2,389,589	2,308,663	2,243,133	2,171,840
Total	$7,634,511	$7,613,307	$7,541,757	$7,417,084	$7,191,243

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2024		2024	2024	2023	2023
(Dollars in thousands) (unaudited)		Q3		Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$10,822		$12,767	$13,080	$15,703	$14,380
Commercial		2,426		7,781	6,128	3,653	5,666
Consumer		13,485		13,102	10,901	11,366	10,160
Auto		161,025		152,817	126,704	147,681	139,278
Total		$187,758		$186,467	$156,813	$178,403	$169,484
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.75%		2.13%	2.14%	2.50%	2.22%
Commercial		0.08%		0.26%	0.21%	0.12%	0.21%
Consumer		2.03%		2.04%	1.74%	1.83%	1.66%
Auto		6.48%		6.30%	5.42%	6.50%	6.31%
Total		2.78%		2.81%	2.41%	2.76%	2.75%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$22,954		$23,443	$25,985	$27,859	$30,661
GNMA's buy-back option program	(22)	41,801	(a)	19,008	18,509	19,401	18,227
Total mortgage		64,755	(a)	42,451	44,494	47,260	48,888
Commercial		17,460		17,703	14,171	14,298	15,109
Consumer		17,094		16,405	14,760	14,742	13,422
Auto		178,003		169,506	141,220	166,737	155,579
Total		$277,312	(a)	$246,065	$214,645	$243,037	$232,998
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.71%		3.91%	4.26%	4.43%	4.73%
GNMA's buy-back option program	(22)	6.75%	(a)	3.17%	3.03%	3.08%	2.81%
Total mortgage		10.46%	(a)	7.07%	7.29%	7.51%	7.54%
Commercial		0.58%		0.60%	0.49%	0.49%	0.56%
Consumer		2.58%		2.55%	2.35%	2.38%	2.19%
Auto		7.17%		6.98%	6.04%	7.34%	7.04%
Total		4.10%	(a)	3.71%	3.30%	3.76%	3.78%
Nonperforming Assets	(14)
Mortgage		$18,723		$17,325	$19,044	$20,007	$25,354
Commercial		36,099		34,477	33,794	36,096	36,649
Consumer		3,627		3,329	3,893	3,376	3,359
Auto		16,978		16,689	14,516	19,056	16,301
Total nonperforming loans		75,427		71,820	71,247	78,535	81,663
Foreclosed real estate		4,419		6,526	10,850	10,780	9,555
Other repossessed assets		6,969		5,713	6,844	4,032	4,432
Total nonperforming assets		$86,815		$84,059	$88,941	$93,347	$95,650
Nonperforming Loan Rates
Mortgage		3.02%		2.89%	3.12%	3.18%	3.91%
Commercial		1.20%		1.17%	1.16%	1.23%	1.36%
Consumer		0.55%		0.52%	0.62%	0.54%	0.55%
Auto		0.68%		0.69%	0.62%	0.84%	0.74%
Total loans		1.11%		1.08%	1.10%	1.22%	1.33%
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2024	2024	2024	2023	2023
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Nonperforming PCD Loans	(14)
Mortgage		$241	$244	$247	$250	$253
Commercial		3,920	4,748	5,969	6,424	6,688
Consumer		—	—	—	—	7
Total nonperforming loans		$4,161	$4,992	$6,216	$6,674	$6,948
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		3.29%	3.69%	4.52%	4.74%	4.78%
Consumer		0.00%	0.00%	0.00%	0.00%	1.22%
Total		0.42%	0.49%	0.60%	0.62%	0.63%
Total PCD Loans Held for Investment
Mortgage		$864,491	$885,096	$909,106	$933,362	$955,596
Commercial		119,029	128,584	132,035	135,447	139,857
Consumer		560	605	544	552	572
Auto		664	951	1,358	1,891	2,552
Total loans		$984,744	$1,015,236	$1,043,043	$1,071,252	$1,098,577

		2024	2024	2024	2023	2023
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Total Nonperforming Loans	(14)
Mortgage		$18,964	$17,569	$19,291	$20,257	$25,607
Commercial		40,019	39,225	39,763	42,520	43,337
Consumer		3,627	3,329	3,893	3,376	3,366
Auto		16,978	16,689	14,516	19,056	16,301
Total nonperforming loans		$79,588	$76,812	$77,463	$85,209	$88,611
Total Nonperforming Loan Rates
Mortgage		1.28%	1.18%	1.27%	1.30%	1.60%
Commercial		1.28%	1.27%	1.30%	1.38%	1.53%
Consumer		0.55%	0.52%	0.62%	0.54%	0.55%
Auto		0.68%	0.69%	0.62%	0.84%	0.74%
Total		1.03%	1.01%	1.03%	1.13%	1.22%
Total Loans Held for Investment
Mortgage		$1,483,612	$1,485,127	$1,519,045	$1,562,609	$1,604,010
Commercial		3,118,381	3,082,363	3,051,448	3,076,903	2,832,985
Consumer		664,308	644,177	627,980	620,446	613,195
Auto		2,484,275	2,428,040	2,341,194	2,274,421	2,211,545
Total loans		$7,750,576	$7,639,707	$7,539,667	$7,534,379	$7,261,735

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended September 30, 2024
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,886	$33,809	$29,432	$80,722	$150,849
(Recapture of) provision for credit losses	(31)	928	9,904	10,212	21,013
Charge-offs	(37)	(139)	(8,863)	(16,371)	(25,410)
Recoveries	72	1,479	830	6,300	8,681
Balance at end of period	$6,890	$36,077	$31,303	$80,863	$155,133

Allowance for credit losses PCD:
Balance at beginning of period	$5,642	$789	$8	$13	$6,452
(Recapture of) provision for credit losses	(424)	751	(16)	(22)	289
Charge-offs	(66)	(663)	—	(9)	(738)
Recoveries	250	70	19	25	364
Balance at end of period	$5,402	$947	$11	$7	$6,367

Allowance for credit losses summary:
Balance at beginning of period	$12,528	$34,598	$29,440	$80,735	$157,301
(Recapture of) provision for credit losses	(455)	1,679	9,888	10,190	21,302
Charge-offs	(103)	(802)	(8,863)	(16,380)	(26,148)
Recoveries	322	1,549	849	6,325	9,045
Balance at end of period	$12,292	$37,024	$31,314	$80,870	$161,500
Allowance coverage ratio	0.83%	1.19%	4.71%	3.26%	2.08%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2024	2024	2024	2023	2023
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,318,132	$1,227,702	$1,215,653	$1,193,480	$1,095,463
Less: Intangible assets	(100,501)	(101,979)	(103,457)	(104,935)	(106,660)
Tangible common equity	$1,217,631	$1,125,723	$1,112,196	$1,088,545	$988,803

Common shares outstanding at end of period	46,559	46,562	47,217	47,065	47,058
Tangible book value per common share (Non-GAAP)	$26.15	$24.18	$23.55	$23.13	$21.01
Total Assets to Tangible Assets
Total assets	$11,461,382	$11,259,085	$11,159,235	$11,344,453	$10,257,138
Less: Intangible assets	(100,501)	(101,979)	(103,457)	(104,935)	(106,660)
Tangible assets (Non-GAAP)	$11,360,881	$11,157,106	$11,055,778	$11,239,518	$10,150,478
Non-GAAP TCE Ratio
Tangible common equity	$1,217,631	$1,125,723	$1,112,196	$1,088,545	$988,803
Tangible assets	11,360,881	11,157,106	11,055,778	11,239,518	10,150,478
TCE ratio	10.72%	10.09%	10.06%	9.68%	9.74%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,280,760	$1,223,669	$1,213,469	$1,128,747	$1,127,602
Less: Average intangible assets	(101,042)	(102,499)	(103,988)	(105,560)	(107,291)
Average tangible common equity	$1,179,718	$1,121,170	$1,109,481	$1,023,187	$1,020,311

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2024	2024	2024	2023	2023
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,260,944	$1,223,031	$1,205,231	$1,174,205	$1,124,599
Tier 1 capital		1,260,944	1,223,031	1,205,231	1,174,205	1,124,599
Total risk-based capital	(15)	1,371,041	1,330,474	1,309,893	1,278,537	1,224,963
Risk-weighted assets		8,772,207	8,561,549	8,338,168	8,317,802	8,000,711
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.37%	14.29%	14.45%	14.12%	14.06%
Tier 1 risk-based capital ratio	(17)	14.37%	14.29%	14.45%	14.12%	14.06%
Total risk-based capital ratio	(18)	15.63%	15.54%	15.71%	15.37%	15.31%
Leverage ratio	(19)	11.12%	10.86%	10.76%	11.03%	11.03%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,318,132	$1,227,702	$1,215,653	$1,193,480	$1,095,463
Plus: CECL transition adjustment	(20)	6,852	6,852	6,852	13,704	13,704
Plus: Unrealized losses on available-for-sale securities, net of income tax		32,990	86,494	81,731	67,013	127,677
Total adjusted stockholders’equity		1,357,974	1,321,048	1,304,236	1,274,197	1,236,844
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(12,789)	(13,776)	(14,764)	(15,751)	(16,883)
Disallowed deferred tax assets, net		—	—	—	—	(11,121)
Common equity Tier 1 capital and Tier 1 capital		1,260,944	1,223,031	1,205,231	1,174,205	1,124,599
Plus Tier 2 capital: Qualifying allowance for credit losses		110,097	107,443	104,662	104,332	100,364
Total risk-based capital		$1,371,041	$1,330,474	$1,309,893	$1,278,537	$1,224,963

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.